                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

                                                                            March 15, 2000
                                                                              OWNERSHIP
                                                                            --------------
ALABAMA
         Equity Corporation International (DE Corp.) Alabama subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Alabama subsidiaries
                           ECI Alabama Cemetery Services, Inc....................100%
                  ECI Services, Inc. (DE Corp.) Alabama subsidiaries
                           ECI Agency, Inc.......................................100%
                           ECI Alabama Services, Inc.............................100%
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
                  SCI Alabama Funeral Services, Inc..............................100%
                           EC Land Company, Inc..................................100%
                           Memory Chapel Funeral Homes, Inc......................100%

ALASKA
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiaries
                  SCI Alaska Funeral Services, Inc...............................100%

ARIZONA
         Equity Corporation International (DE Corp.) Arizona subsidiaries
                  ECI Services, Inc. (DE Corp.) Arizona subsidiaries
                           ECI Services of Arizona, Inc. (DE Corp.) Arizona
                                    subsidiaries
                                    Memory Chapel, Inc...........................100%
                                    Parker Funeral Home, Inc.....................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Arizona subsidiaries
                  National Cremation Society, Inc................................100%
                  SCI Arizona Funeral Services, Inc..............................100%
                           Arizona Aftercare, Inc................................100%
                           Brown's Colonial Mortuary, Inc........................100%

ARKANSAS
         Equity Corporation International (DE Corp.) Arkansas subsidiaries
                  ECI Services, Inc. (DE Corp.) Arkansas subsidiaries
                           ECI Services of Arkansas, Inc. (DE Corp.) Arkansas
                                    subsidiaries
                                    Huson Funeral Home, Inc......................100%
                                    Nelson Acquisition Company...................100%
                                    Steele Funeral Home, Inc.....................100%
         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiaries
                  SCI Arkansas Funeral Services, Inc.............................100%

CALIFORNIA
         SCI Financial Services, Inc. (DE Corp.) California subsidiary
                  Provident Services, Inc. (DE Corp.) California subsidiary
                           Provident Credit of California, Inc...................100%
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                  Hong Kong Funeral Homes........................................100%
                  International Funeral Parlours.................................100%
                  SCI California Funeral Services, Inc...........................100%
                           CWFD, Inc.............................................100%
                           Ellis-Olson Mortuary..................................100%
                           Eric H. Ramsey Enterprises, Inc.......................100%
                           Lakeside Memorial Lawn................................100%
                           Mount Vernon Memorial Park............................100%
                           Oak Hill Improvement Company..........................100%
                           Pierce Brothers.......................................100%
                           World Funeral Home....................................100%
COLORADO
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiaries
                  SCI Colorado Funeral Services, Inc.............................100%

CONNECTICUT
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiaries
                  SCI Connecticut Funeral Services, Inc..........................100%

DELAWARE
         BestHalf.com, Inc.......................................................100%
         Christian Funeral Services, Inc.........................................100%
         Equity Corporation International........................................100%
                  ECI Capital Corporation........................................100%
                  ECI Cemetery Services, Inc.....................................100%
                           ECI Cemetery Management Services, Inc.................100%
                           ECI Cemetery Services of Arkansas, Inc................100%
                           ECI Cemetery Services of California, Inc..............100%
                           ECI Cemetery Services of Illinois, Inc................100%
                           ECI Cemetery Services of Iowa, Inc....................100%
                           ECI Cemetery Services of Maryland, Inc................100%
                           ECI Cemetery Services of Missouri, Inc................100%
                           ECI Cemetery Services of New Mexico, Inc..............100%
                           ECI Cemetery Services of Ohio, Inc....................100%
                           ECI Cemetery Services of Oklahoma, Inc................100%
                                    ECI-Sunny Lane, Inc..........................100%
                           ECI Cemetery Services of Oregon, Inc..................100%
                           Lake View Management Company, Inc.....................100%
                  ECI Services, Inc..............................................100%
                           ECI Alabama Services, Inc. (AL Corp.) Delaware
                                    subsidiaries
                                    ECI-Chapel Hill, Inc.........................100%
                           ECI Management Services, Inc..........................100%
                           ECI-San Jose, Inc.....................................100%
                           ECI Services of Arizona, Inc..........................100%
                           ECI Services of Arkansas, Inc.........................100%
                           ECI Services of California, Inc.......................100%
                           ECI Services of Connecticut, Inc......................100%
                           ECI Services of Florida, Inc..........................100%
                           ECI Services of Georgia, Inc..........................100%
                           ECI Services of Illinois, Inc.........................100%
                           ECI Services of Indiana, Inc..........................100%
                           ECI Services of Iowa, Inc.............................100%
                           ECI Services of Louisiana, Inc........................100%
                           ECI Services of Maine, Inc............................100%
                           ECI Services of Massachusetts, Inc....................100%
                                    ECI-Carr Funeral Home, Inc....................49%
                                    ECI-Fay McCabe Funeral Home, Inc..............49%
                                    ECI-Henderson Funeral Home, Inc...............49%
                                    ECI-Rapino Memorial Home, Inc.................49%
                           ECI Services of Minnesota, Inc........................100%
                           ECI Services of Mississippi, Inc......................100%
                           ECI Services of Missouri, Inc.........................100%
                           ECI Services of New Hampshire, Inc....................100%
                           ECI Services of New Jersey, Inc.......................100%
                           ECI Services of New Mexico, Inc.......................100%
                           ECI Services of New York, Inc.........................100%
                                    ECI-Conway, Inc..............................100%
                           ECI Services of North Carolina, Inc...................100%
                           ECI Services of North Dakota, Inc.....................100%
                           ECI Services of Ohio, Inc.............................100%
                           ECI Services of Oklahoma, Inc.........................100%
                           ECI Services of Pennsylvania, Inc.....................100%
                           ECI Services of South Carolina, Inc...................100%
                           ECI Services of South Dakota, Inc.....................100%

                           ECI Services of Texas, Inc............................100%
                           ECI Services of Vermont, Inc..........................100%
                           ECI Services of Virginia, Inc.........................100%
                           ECI Services of West Virginia, Inc....................100%
                           ECI Services of Wisconsin, Inc........................100%
         Salvatore Air Transportation Corp.......................................100%
         SCI Aviation, Inc.......................................................100%
         SCI Executive Services, Inc.............................................100%
         SCI Finance Management Inc..............................................100%
         SCI Financial Services, Inc.............................................100%
                  Making Everlasting Memories, L.L.C..............................80%
                  Provident Services, Inc........................................100%
                           Provident Credit Corp.................................100%
                  Purple Cross Insurance Agency..................................100%
                  SCI Investment Services, Inc...................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                  First Memorial Funeral Services, Inc...........................100%
                  Gibraltar Mausoleum Construction Company, Inc..................100%
                  IFC-Boyertown, Inc.............................................100%
                  Memorial Guardian Plans, Inc...................................100%
                  SCI Funeral Services, Inc......................................100%
                  SCI Georgia Funeral Services, Inc..............................100%
                  SCI Missouri Funeral Services, Inc. (MO Corp.) Delaware
                           subsidiaries
                           IFC-York, Inc.........................................100%
                  SCI Ohio Funeral Services, Inc. (OH Corp.) Delaware
                           subsidiaries
                           Rose Hill Securities Company..........................100%
                  SCIT Holdings, Inc.............................................100%
                           SCI Texas Funeral Services, Inc.......................100%
                                    PSI Funding, Inc.............................100%
                  SCI Iowa Funeral Services, Inc. (IA Corp.) Delaware
                           subsidiaries
                           SCI Iowa Finance Company..............................100%
                  SCI Pennsylvania Funeral Services, Inc. (PA Corp.) Delaware
                           subsidiaries
                           Gabauer Funeral Home, Inc.............................100%
         SCI International Limited...............................................100%
                  Kenyon International Emergency Services, Inc...................100%
                  SCI Capital Holdings, Inc.......................................70%
                  SCI Financing Corporation......................................100%
                  SCI GP1, LLC-(DE limited liability company)....................100%
                  SCI GP2, LLC-(DE limited liability company)....................100%
                  TRA Acquisition Corporation....................................100%
         SCI Special, Inc........................................................100%
                  Remembrance Memorial Traditions, LLC...........................100%
                           SCI Management L.P.....................................99%
                  SCI Administrative Services, LLC...............................100%
                           SCI Management L.P......................................1%
                                    International Funeral Services, Inc..........100%
                                    SCI European Aviation, Inc...................100%
                                    SCI Management Finance Company...............100%
                  SCI Capital Corporation........................................100%
                           Investment Capital Corporation (Texas Corp.) Delaware
                                    subsidiaries
                                    IFC-YP, Inc..................................100%

DISTRICT OF COLUMBIA
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiaries
                  Witzke Funeral Homes, Inc......................................100%

FLORIDA
         Equity Corporation International (DE Corp.) Florida subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Florida subsidiaries
                           ECI Cemetery Services of Florida, Inc. (GA Corp.) FL
                                    subsidiaries
                                    Beverly Hills Memorial Gardens, Inc..........100%

                  ECI Services, Inc. (DE Corp.) Florida subsidiaries
                           ECI Services of Florida, Inc. (DE Corp.) Florida
                                    subsidiaries
                                    San Jose Funeral Homes, Inc..................100%
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                  SCI Funeral Services of Florida, Inc...........................100%
                           Dorsey Funeral Home, Inc..............................100%
                           FM Cemetery, Inc......................................100%
                           Fountainhead Memorial Park, Inc.......................100%
                           Gibraltar Mausoleum of Florida, Inc...................100%
                           Hillsboro Memorial Gardens, Inc.......................100%
                           Lakeview Memorial Gardens, Inc........................100%
                           Memorial Plans, Inc...................................100%
                  SCI Georgia Funeral Services, Inc. (DE Corp.) Florida
                           subsidiaries
                           Preferred Funeral Services, Inc. (GA Corp.) Florida
                                    subsidiaries
                                    Marianna Chapel Funeral Home, Inc............100%

GEORGIA
         Equity Corporation International (DE Corp.) Georgia subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Georgia subsidiaries
                           ECI Cemetery Services of Florida, Inc.................100%
                           ECI Cemetery Services of Georgia, Inc.................100%
                           ECI Cemetery Services of North Carolina, Inc..........100%
                           ECI Cemetery Services of South Carolina, Inc..........100%
                  ECI Services, Inc. (DE Corp.) Georgia subsidiaries
                           ECI Agency, Inc.......................................100%
                           ECI Services of Georgia, Inc. (DE Corp.) Georgia
                                    subsidiaries
                                    Ryan Funeral Home, Inc.......................100%
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                  SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia
                           subsidiaries
                           Clark Funeral Home, Inc...............................100%
                           Paulding Memorial Gardens, Inc........................100%
                           Preferred Funeral Services, Inc.......................100%
                           SCI Georgia Land, Inc.................................100%

HAWAII
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                  SCI Hawaii Funeral Services, Inc...............................100%
                           *Hawaiian Memorial Park Cemetery...................... -0-
                                    Garden Life Plan, Ltd........................ 50%
                                    Hawaiian Memorial Life Plan, Ltd.............100%

IDAHO
NO SUBSIDIARIES
ILLINOIS
         Equity Corporation International (DE Corp.) Illinois subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Illinois subsidiaries
                           ECI Cemetery Services of Illinois, Inc. (DE Corp.) IL
                                    subsidiaries
                                    Lake View Memorial Gardens, Inc..............100%
                                             Lake View Funeral Home, Inc.........100%
                  ECI Services, Inc. (DE Corp.) Illinois subsidiaries
                           ECI Agency, Inc.......................................100%
                           ECI Services of Illinois, Inc. (DE Corp.) Illinois
                                    subsidiaries
                                    Marengo-Union Funeral Home, Ltd..............100%
                                    Querhammer Funeral Home, Ltd.................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                  SCI Illinois Services, Inc.....................................100%
                           IFS Illinois, Inc.....................................100%
                           Kolbus Funeral Home, Inc..............................100%
                           Vault Company of Illinois, Inc........................100%
                           Willwood Corporation..................................100%

INDIANA
         Equity Corporation International (DE Corp.) Indiana subsidiaries
                  ECI Services, Inc. (DE Corp.) Indiana subsidiaries
                           ECI Services of Indiana, Inc. (DE Corp.) Indiana
                                    subsidiaries
                                    J & J Enterprises, Inc.......................100%
                                    Little & Sons, Inc...........................100%
                                    Myers Funeral Service, Inc...................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiaries
                  SCI Indiana Funeral Services, Inc..............................100%
                           Gold Crusader Insurance Agency, Inc...................100%
                           Indiana Cemetery Services, Inc........................100%
                           Roselawn Memorial Association, Inc....................100%

IOWA
         Equity Corporation International (DE Corp.) Iowa subsidiaries
                  ECI Services, Inc. (DE Corp.) Iowa subsidiaries
                           ECI Services of Iowa, Inc. (DE Corp.) Iowa
                                    subsidiaries
                                    Willim Funeral Homes, Ltd....................100%
         SCI Funeral Services, Inc...............................................100%
                  Bunker's Eden Vale, Inc........................................100%
                  SCI Iowa Funeral Services, Inc.................................100%
                           Davenport Memorial Park Inc...........................100%

KANSAS
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                  SCI Kansas Funeral Services, Inc...............................100%
                  Services of Kansas, Inc........................................100%

KENTUCKY
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiaries
                  SCI Kentucky Funeral Services, Inc..............................99%
                           Kentucky Cemetery Services, Inc.......................100%

LOUISIANA
         Equity Corporation International (DE Corp.) Louisiana subsidiaries
                  ECI Services, Inc. (DE Corp.) Louisiana subsidiaries
                           ECI Services of Louisiana, Inc. (DE Corp.) Louisiana
                                    subsidiaries
                                    Sibille Funeral Home, Inc....................100%
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiaries
                  SCI Louisiana Funeral Services, Inc............................100%

MAINE
         Equity Corporation International (DE Corp.) Maine subsidiaries
                  ECI Services, Inc. (DE Corp.) Maine subsidiaries
                           ECI Services of Maine, Inc. (DE Corp.) Maine
                                    subsidiaries
                                    Birmingham Funeral Home......................100%
                                    J. W. Raymond & Son Funeral Home.............100%
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiaries
                  SCI Maine Funeral Services, Inc................................100%

MARYLAND
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                  HFH, Inc.......................................................100%
                           Burgee-Henss-Seitz Funeral Home, Inc..................100%
                           Bradley-Ashton-Matthews Funeral Home, Inc.............100%
                           Charles S. Zeiler & Son, Inc..........................100%
                           Danzansky-Goldberg Memorial Chapels, Inc..............100%
                           Edward Sagel Funeral Direction, Inc...................100%
                           Fleck Funeral Home, Inc...............................100%
                           Gary L. Kaufman Funeral Home at
                                    Meadowridge Memorial Park, Inc...............100%
                           Gary L. Kaufman Funeral Home Southwest, Inc...........100%
                           John C. Miller, Incorporated..........................100%
                           Lemmon Funeral Home of Dulaney Valley, Inc............100%

5

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
                           Loring Byers Funeral Directors, Inc...................100%
                           Moran-Ashton-Dabrowski Funeral Home, Inc..............100%
                           Sterling-Ashton-Schwab Funeral Home, Inc..............100%
                           The Dippel Funeral Homes, Incorporated................100%
                           Witzke Funeral Home of Catonsville, Inc...............100%
                                    Witzke, Inc................................55.17%
                  SCI Maryland Funeral Services, Inc.............................100%
                           Cedar Lawn Memorial Park, Inc.........................100%
                           George Washington Cemetery Company, Inc...............100%

MASSACHUSETTS
         Equity Corporation International (DE Corp.) Massachusetts subsidiaries
                  ECI Services, Inc. (DE Corp.) Massachusetts subsidiaries
                           ECI Life Insurance Agency, Inc........................100%
         SCI Financial Services, Inc.(Delaware Corp.) Massachusetts subsidiaries
                  Provident Services, Inc. (Delaware Corp.) Massachusetts
                           subsidiaries
                           PSI Massachusetts, Inc................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiaries
                  Affiliated Family Funeral Service, Inc.........................100%
                           AFFS Boston, Inc.......................................40%
                           AFFS North, Inc........................................30%
                           AFFS Norwood, Inc......................................40%
                           AFFS Quincy, Inc.......................................40%
                           AFFS South Coast East, Inc.............................40%
                           AFFS South Coast West, Inc.............................10%
                           AFFS West, Inc.........................................30%
                           Arthur J. Brunelle Funeral Homes, Inc.................100%
                           Brunelle Funeral Home, Inc.............................40%
                           Langone Funeral Home, Inc..............................40%
                           Messier Funeral Home, Inc..............................40%
                           Perlman Funeral Home, Inc..............................40%
                           Pillsbury Funeral Homes, Inc...........................40%
                           Stanetsky Memorial Chapels, Inc........................40%
                           Sullivan Funeral Homes, Inc............................40%

MICHIGAN
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                  SCI Michigan Funeral Services, Inc.............................100%
                           A.J. Desmond & Sons Funeral Directors, Inc.............42%
                           Cemetery/Funeral Warehouse Services, Inc..............100%
                           Christian Memorial Funeral Center, Inc................100%

MINNESOTA
         Equity Corporation International (DE Corp.) Minnesota subsidiaries
                  ECI Services, Inc. (DE Corp.) Minnesota subsidiaries
                           ECI Services of Minnesota, Inc. (DE Corp.) Minnesota
                                    subsidiaries
                                    Bonnerup & Son Funeral Chapel, Inc...........100%
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiaries
                  SCI Minnesota Funeral Services, Inc............................100%
                           Crystal Lake Cemetery Association.....................100%

MISSISSIPPI
         Equity Corporation International (DE Corp.) Mississippi subsidiaries
                  ECI Services, Inc. (DE Corp.) Mississippi subsidiaries
                           ECI Services of Mississippi, Inc. (DE Corp.)
                                    Mississippi subsidiaries
                                    Nowell Funeral Homes, Inc....................100%
                                    Nowell Funeral Services, Inc. of Kosciusko,
                                    Mississippi..................................100%
                                    Nowell-Robinson Funeral Home, Inc............100%
                                    Waters Funeral Home, Inc.....................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiaries
                  SCI Mississippi Funeral Services, Inc..........................100%

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
MISSOURI
         Equity Corporation International (DE Corp.) Missouri subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Missouri subsidiaries
                           ECI Cemetery Services of Missouri, Inc. (DE Corp.) MO
                                    subsidiaries
                                    The Oak Hill Realty Company..................100%
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                  SCI Missouri Funeral Services, Inc.............................100%
                           Memorial Guardian Plans, Inc..........................100%

MONTANA
         NO SUBSIDIARIES

NEBRASKA
         Equity Corporation International (DE Corp.) Nebraska subsidiaries
                  ECI Services, Inc. (DE Corp.) Nebraska subsidiaries
                           ECI Services of Nebraska, Inc.........................100%
                                    A.R.C. Corporation...........................100%
                                    Wherry Bros., Inc............................100%
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiaries
                  SCI Nebraska Funeral Services, Inc.............................100%

NEVADA
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                  Ross, Burke & Knobel Mortuary..................................100%
                  SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                  SCI Texas Funeral Services, Inc. (Texas Corp) Nevada
                                    subsidiaries
                                    SCI Texas Finance Company....................100%

NEW HAMPSHIRE
         Equity Corporation International (DE Corp.) New Hampshire subsidiaries
                  ECI Services, Inc. (DE Corp.) New Hampshire subsidiaries
                           ECI Services of New Hampshire, Inc. (DE Corp.) NH
                                    subsidiaries
                                    Fleury & Patry Funeral Homes, Inc............100%

NEW JERSEY
         Equity Corporation International (DE Corp.) New Jersey subsidiaries
                  ECI Services, Inc. (DE Corp.) New Jersey subsidiaries
                           ECI Services of New Jersey, Inc. (DE Corp.) NJ
                                    subsidiaries
                                    H.T. Layton & Son Home for Funerals..........100%
                  SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                  SCIT Holdings, Inc. (Delaware Corp.) New Jersey subsidiaries
                           SCI New Jersey Funeral Services, Inc..................100%
                                    Blake-Doyle Funeral Home, Inc................100%
                                    Garden State Crematory, Inc..................100%
                                    Wien & Wien, Inc.............................100%

NEW MEXICO
         Equity Corporation International (DE Corp.) New Mexico subsidiaries
                  ECI Services, Inc. (DE Corp.) New Mexico subsidiaries
                           ECI Agency, Inc.......................................100%
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                  Memorial Guardian Plans, Inc. (DE Corp) New Mexico subsidiaries
                           Ensure Agency of New Mexico, Inc......................100%
                  SCI New Mexico Funeral Services, Inc...........................100%
                           Alameda Funeral Services, Inc.........................100%

NEW YORK
         Equity Corporation International (DE Corp.) New York subsidiaries
                  ECI Services, Inc. (DE Corp.) New York subsidiaries
                           ECI Services of New York, Inc. (DE Corp.) NY
                                    subsidiaries
                                    Daniel J. Schaefer, Inc......................100%
                                    Eldan Holding Corp...........................100%
                                    James D. Barrett Funeral Home, Inc...........100%
                                    Light's Funeral Home, Inc....................100%
                                    North Shore Livery Service, Inc..............100%

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
                                    The Kenneth Howe Funeral Home, Inc...........100%

         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                  SCI Funeral Services of New York, Inc..........................100%
                           Beth David Memorial Chapel Ltd........................100%
                           Chas. Peter Nagel Inc.................................100%
                           I. J. Morris, Inc.....................................100%
                           Marsellus Casket Company, Inc.........................100%
                           New York Funeral Chapels, Inc.........................100%
                           Thomas M. Quinn & Sons, Inc...........................100%
                                    Werst Realty Co. Inc.........................100%
                  SCI Services of New York, Inc..................................100%

NORTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiaries
                  SCI North Carolina Funeral Services, Inc.......................100%

NORTH DAKOTA
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiaries
                  Memorial Guardian Plans, Inc...................................100%

OHIO
         Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Ohio subsidiaries
                           ECI Cemetery Services of Ohio, Inc. (DE Corp.) Ohio
                                    subsidiaries
                                    Green Hills Management, Inc..................100%
                  ECI Services, Inc. (DE Corp.) Ohio subsidiaries
                           ECI Agency, Inc. (IL Corp.) Ohio subsidiaries
                                    ECI Agency, Inc...............................99%
                           ECI Services of Ohio, Inc. (DE Corp.) Ohio
                                    subsidiaries
                                    Allmon-Dugger and Hively Funeral Home, Inc...100%
                                    Gattozzi and Sons Funeral Homes, Inc.........100%
                                    Hahn Funeral Home, Inc.......................100%
                                    Halteman-Fett & Dyer Funeral Home, Inc.......100%
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
         Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiaries
                           Ensure Agency of Ohio, Inc............................100%
                  SCI Ohio Funeral Services, Inc..................................90%
                           Ohio Cemetery Services, Inc...........................100%
                           Pioneer of Ohio Insurance Agency, Inc.................100%
                           Selby-Cole Funeral Home, Inc..........................100%
                           STE Acquisition Corp..................................100%
                                    Sunset Trust Estate..........................100%
                           The Knollwood Cemetery Company........................100%

OKLAHOMA
         Equity Corporation International (DE Corp.) Oklahoma subsidiaries
                  ECI Services, Inc. (DE Corp.) Oklahoma subsidiaries
                           ECI Services of Oklahoma, Inc. (DE Corp.) Oklahoma
                                    subsidiaries
                                    Altebaumer Funeral Homes, Inc................100%
                                    Anadarko Enterprises, Inc....................100%
                                    Gragg & Gragg, Inc...........................100%
                                    Ray Smith Funeral Home, Inc..................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                  AED, Inc.......................................................100%
                           Memorial Gardens Association..........................100%
                           RMG Trust.............................................100%
                                    Resthaven Memory Gardens of Oklahoma City
                                    Trust........................................100%
                           Rose Hill Burial Park, a Trust.........................90%
                  IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiaries
                           IFC-Amedco, Inc. .....................................100%
                  SCI Oklahoma Funeral Services, Inc.............................100%
                           Hillcrest Memorial Park Trust.........................100%


8

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
                           Memorial Park Cemetery of Bartlesville, Oklahoma,
                                    A Business Trust.............................100%
                           Memory Gardens, Inc...................................100%
                           Rose Hill Memorial Park Trust.........................100%
                           SSP Limited Liability Company..........................50%
                                    SSP Insurance Agency, Inc....................100%
                           Sunset Memorial Park Cemetery Trust...................100%
                           Woodland Memorial Company.............................100%
                  Sentinel Security Plans, Inc.(VA Corp.) Oklahoma Subsidiaries
                           SSP Limited Liability Company..........................50%

OREGON
         SCI Financial Services, Inc. (DE Corp.) Oregon subsidiary
                  Provident Services, Inc. (DE Corp.) Oregon subsidiary
                           PSI Oregon, Inc.......................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                  SCI Oregon Funeral Services, Inc...............................100%
                           Uniservice Corporation................................100%

PENNSYLVANIA
         Equity Corporation International (DE Corp.) Pennsylvania subsidiaries
                  ECI Services, Inc. (DE Corp.) Pennsylvania subsidiaries
                           ECI Services of Pennsylvania, Inc. (DE Corp.) PA
                                    subsidiaries
                                    Mohney-Yargar Funeral Chapel,
                                    Inc.-(Old Corp.).............................100%
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                  Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                           subsidiaries
                           Ensure Agency of Pennsylvania, Inc....................100%
                  SCI Pennsylvania Funeral Services, Inc.........................100%
                           Auman Funeral Home, Inc...............................100%
                           Ed Melenyzer Co.......................................100%
                           Forest Lawn Gardens, Inc...............................50%
                                    Speer-Anthony Kaprive Funeral Home, Inc.......50%
                           Funeral Corporation Pennsylvania......................100%
                                    Laughlin Funeral Home, Ltd...................100%
                                    Luther M. Kniffen, Inc.......................100%
                                    Rohland Funeral Home.........................100%
                           Grandview Cemetery Association........................100%
                           Harold B. Mulligan Co., Inc...........................100%
                           Remembrance Services, Inc.............................100%
                           Stephen R. Haky Funeral Home, Inc.....................100%
                           Theo. C. Auman, Inc...................................100%
                                    Auman's, Inc.................................100%
                                    Forest Hills Memorial Park, Inc..............100%
                                    Francis F. Seidel, Inc.......................100%
                                    Memorial Services Planning Corporation.......100%

RHODE ISLAND
         SCI Funeral Services, Inc. (Iowa corp.) Rhode Island subsidiaries
                  SCI Rhode Island Funeral Services, Inc.........................100%
                           Max Sugarman Funeral Home, Inc........................100%
SOUTH CAROLINA
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiaries
                  SCI South Carolina Funeral Services, Inc.......................100%
                           Greenville Vault Co., Inc.............................100%
SOUTH DAKOTA
         SCI Financial Services, Inc. (Delaware Corp) South Dakota subsidiaries
                  American Memorial Life Insurance Company.......................100%
                           Rushmore National Life Insurance Company..............100%

TENNESSEE
         Equity Corporation International (DE Corp.) Tennessee subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Tennessee subsidiaries
                           ECI Cemetery Services of Tennessee, Inc...............100%
                                    Erwin Cemetery Company.......................100%
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                  SCI Tennessee Funeral Services, Inc............................100%
                           Collierville Funeral Home, Inc........................100%
                           Horner Funeral Home, Inc..............................100%
                           Lily of the Valley, Inc...............................100%
                           Lynnhurst Cemetery, Inc...............................100%
                           Memorial Guardian Plans, Inc..........................100%
                           Memphis Memory Gardens, Inc...........................100%
                           Sherwood Memorial Gardens, Inc........................100%
                           Woodlawn Memorial Park, Inc...........................100%

TEXAS
         Equity Corporation International (DE Corp.) Texas subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Texas subsidiaries
                           ECI Cemetery Services of Texas, Inc...................100%
                                Gardens of Memories Memorial Park of
                                    Lufkin, Inc..................................100%
                  ECI Services, Inc. (DE Corp.) Texas subsidiaries
                           ECI Services of Texas, Inc. (DE Corp.) Texas
                                    subsidiaries
                                    Gipson Funeral Home, Inc.....................100%
                           Equity Corporation International of Texas.............100%
                           Huntsville Funeral Home, Inc..........................100%
                           JPH Properties, Inc...................................100%
                           Professional Funeral Associates, Inc..................100%
                  Vandiver Funeral Home, Inc.....................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                  SCIT Holdings, Inc. (Delaware Corp.) Texas subsidiaries
                           SCI Texas Funeral Services, Inc. (DE Corp.) Texas
                                    subsidiaries
                                    EFH, Inc.....................................100%
                                    Guadalupe Valley Memorial Park...............100%
                                    SCI Holdings of Texas, Inc...................100%
                                    West Oaks Funeral Home, Inc..................100%
         SCI International Limited (Delaware Corp.)
                  Service Corporation International PLC (UK Corp.)
                           SCI Capital LLC-(TX limited liability company)........100%
         SCI Special, Inc. (Delaware Corp.)
                  SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                           Great Lakes, Inc......................................100%
                           Investment Capital Corporation........................100%

UTAH
         SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiaries
                  SCI Utah Funeral Services, Inc.................................100%
                           Wasatch Land and Improvement Company..................100%
                           Wasatch Lawn Cemetery Association.....................100%

VERMONT
         Equity Corporation International (DE Corp.) Vermont subsidiaries
                  ECI Services, Inc. (DE Corp.) Vermont subsidiaries
                           ECI Life Insurance Agency, Inc........................100%

VIRGINIA
         Equity Corporation International (DE Corp.) Virginia subsidiaries
                  ECI Cemetery Services, Inc. (DE Corp.) Virginia subsidiaries
                           ECI Cemetery Services of Virginia, Inc................100%
                                    Sunset Cemetery, Inc.........................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries

                  Memorial Guardian Plans, Inc. (Delaware Corp)
                           Sentinel Security Plans, Inc..........................100%
                  SCI Virginia Funeral Services, Inc.............................100%
                           The Stonewall Memory Gardens Incorporated.............100%

WASHINGTON
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiaries
                  SCI Washington Funeral Services, Inc...........................100%
                           Ball & Dodd Funeral Home, Inc.........................100%

WEST VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                  SCI West Virginia Funeral Services, Inc........................100%
                           Rosedale Cemetery Company.............................100%
                           Rosedale Funeral Chapel, Inc..........................100%
                           Sunset Services, Inc..................................100%

WISCONSIN
         Equity Corporation International (DE Corp.) Wisconsin subsidiaries
                  ECI Services, Inc. (DE Corp.) Wisconsin subsidiaries
                           ECI Services of Wisconsin, Inc. (DE Corp.) Wisconsin
                                    subsidiaries
                                    Fuller-Speckien Funeral Home, Inc............100%
                                    Schramka Funeral Homes, Inc..................100%
                                    Steinhaus Funeral Home, Inc..................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiaries
                  SCI Wisconsin Funeral Services, Inc............................100%
                           ATK Corporation.......................................100%

WYOMING
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiaries
                  Memorial Guardian Plans, Inc...................................100%

CANADA   Equity Corporation International (DE Corp.) Ohio subsidiaries
                  ECI Capital Corporation (DE Corp.) Canadian subsidiaries
                           ECI Capital Corporation Limited-(Alberta).............100%
                           ECI Services of Canada Limited-(Saskatchewan).........100%
         SCI International Limited (Delaware Corp.) Canada subsidiaries
                  Service Corporation International (Canada) Limited.............100%
                           1252973 Ontario Inc.-(Ontario)........................100%
                                    Westside Cemeteries Limited-(Ontario)........100%
                                              Westside Cemetery Holdings
                                              Limited-(ON).......................100%
                           Can Ensure Group, Inc.-(Federal)......................100%
                           Centre Funeraire Cote-des-Neiges Inc.-(Quebec).........49%
                           CFCDN Holdings Inc.-(Quebec)..........................100%
                           Hong Kong Funeral Homes B.C. Ltd.(British Columbia)...100%
                           International Funeral Parlours B.C. Ltd.-(B.C.).......100%
                           Jerrett Funeral Chapels Corporation-(ON)..............100%
                           Maison Funeraire Daniel Brunet Inc.-(Quebec)..........100%
                           S.C.I.C. (Quebec) Holdings, Ltd.-(Quebec).............100%
                           SCI Holdings Canada, Inc.-(Federal)...................100%
                           SCI Northwest Region, Inc.-(B.C.).....................100%
                           World Funeral Home B.C. Ltd.-(British Columbia).......100%
                  Service Corporation International Capital Funding Ltd.-(AL)....100%
                  611102 Saskatchewan Ltd........................................100%

ARGENTINA
         SCI International Limited (Delaware Corp.) Argentina subsidiaries
                  SCI Latin America Ltd. (Cayman Island Corp.) Argentina
                           subsidiaries
                           Jardine de Pilar SA...................................100%
                                    Betti SACI...................................100%
                                    Casa Cordoba 1800 SA.........................100%
                                    Casa Lazro Costa SA..........................100%
                                    Lazaro Costa SA..............................100%

                                    MI-TO-DO SA..................................100%
                                    O'Higgins SA.................................100%
                                    Principal SA.................................100%
                                    SCI Argentina SA.............................100%
                  TRA Acquisition Corp.(Delaware Corp.) Argentina subsidiaries
                           Jardin de Paz SA......................................100%
                                    Interparques SA............................33.33%
                           Parque del Campanario SA..............................100%
                                    Interparques SA............................33.33%
                                    Parque Lujan S.A...........................33.33%
                           Parque Lujan S.A....................................33.33%
                           Solaz S.A.............................................100%
                                    Interparques SA............................33.33%
                                    Parque Lujan S.A...........................33.33%

AUSTRALIA
         SCI International Limited (Delaware Corp.) Australia subsidiaries
                  Service Corporation International Australia Pty., Ltd..........100%
                           Australian Cremation Society Pty Limited..............100%
                           Beresfield Funerals Pty Limited.......................100%
                           Cremations (Newcastle) Holdings Pty. Ltd..............100%
                           Kitleaf Pty Limited...................................100%
                           Labor Funerals Contribution Fund Pty Limited..........100%
                           Mead & Purslowe Pty. Ltd..............................100%
                           Mead & Purslowe Trading Trust.........................100%
                           Memorial Guardian Plan Pty Limited....................100%
                           Metro. Burial & Cremation Society Funeral Cont. Fund..100%
                           New South Wales Cremation Company Pty., Ltd...........100%
                           Pine Grove Forest Lawn Funeral Benefit Co. Pty
                           Limited...............................................100%
                           Purslowe Custodians Pty. Ltd..........................100%

BELGIUM
         SCI International Limited (Delaware Corp.) Belgium subsidiaries
                  SCI Continental Europe SA (French Corp.) Belgium subsidiaries
                           RLC (French Corp.) Belgium subsidiaries
                                    OGF SA (French Corp.)Belgium subsidiaries
                                            SCI Belgium ..........................99%
                                                B. & C. Nyutten B.V..............100%
                                                Camilla Belgium N.V..............100%
                                                Diana Belgium N.V................100%
                                                Enterprises Dethier..............100%
                                                Sophia Belgium N.V...............100%
                                                Timmerman........................100%
                                                Uitvaartverzorging Joosen BVBA...100%
                                                Van Dooren.......................100%

CAYMAN ISLANDS
         SCI International Limited (Delaware Corp.) Cayman Island subsidiaries
                  SCI Latin America Ltd.........................................100%
                           SCI Cayman II Ltd....................................100%

CHILE
         SCI International Limited (Delaware Corp.) Chile subsidiaries
                  SCI Latin America Ltd.  (Cayman Island Corp.) Chile
                           subsidiaries
                           Service Corporation International Chile Limitada.....100%
                                    Administradora Los Parques SA................57%
                                    Inversiones Austral SA......................100%
                                            Administradora Los Parques SA........43%
                                    Los Parques SA..............................100%
                                            Cinerario Ltda.......................49%
                                    Previsora SA................................100%

CZECH REPUBLIC
         SCI International Limited (Delaware Corp.) Czech Republic subsidiaries
                  SCI Continental Europe SA (French Corp.) Czech Republic
                           subsidiaries
                           RLC (French Corp.) Czech Republic subsidiaries
                                    OGF SA (French Corp.) Czech Republic
                                            subsidiaries
                                            PAX......................................54%
FRANCE
         SCI International Limited (Delaware Corp.) French subsidiaries
                  SCI Continental Europe SA.........................................100%
                           RLC....................................................99.99%
                                    OGF SA..........................................100%
                                            AGIER...................................100%
                                            ALLIO...................................100%
                                            AS COLOMBE..............................100%
                                            AUGIVAL...............................95.30%
                                            AUXIA Groupe..........................99.96%
                                                     AUXIA Assistance.............99.95%
                                                     AUXIA Immobilier...............100%
                                            CAF.....................................100%
                                            CEDRONI.................................100%
                                            CGPF..................................99.78%
                                            CGSM..................................99.88%
                                            CRELOR..................................100%
                                            EDIL....................................100%
                                            GARGAS................................97.60%
                                                     Cie Pradel...................99.58%
                                                     SARL Pompes Funebres...........100%
                                                     Montpellieraines A. Gines......100%
                                                     SARL SPFBN.....................100%
                                                     SA SPFCR.......................100%
                                            GFPL..................................62.19%
                                            GIE DIGNITE.............................100%
                                            GIE GNEPF...............................100%
                                            GIE THANATO.............................100%
                                            GIMOSETH................................100%
                                            GRAUGNARD...............................100%
                                            MARTIN-CHAZEL...........................100%
                                            Mie RENNAISE............................100%
                                            Mries Lescarcelle.......................100%
                                            PF Garonne............................99.99%
                                            SEMAFEC.................................100%
                                            S.E. Mbries Surget....................99.99%
                                            Seuropras.............................99.20%
                                            SOMOTHA...............................98.63%
                                            SPPF Walter...........................57.61%
                                            VIEUX MOULIN............................100%

GERMANY
         SCI International Limited (Delaware Corp.) Germany subsidiaries
                  SCI D GmbH........................................................100%
                           Bremen...................................................100%
                           Jean Haas................................................100%
                           Suddeutsche Bestattungsgesellschaft......................100%
                           Thomas Amm GmbH..........................................100%
                           Westdeutsche Bestattungsgesellschaft.....................100%

IRELAND
         SCI International Limited (Delaware Corp.) Ireland subsidiaries
                  SCI Holdings Ireland Ltd..........................................100%
                  Jennings & Company (Ireland) Limited..............................100%

                           Jennings & Company Limited......................................100%
                                    Lemford Limited........................................100%
                  T Stafford & Son Limited..................................................25%

ITALY
         SCI International Limited (Delaware Corp.) Italy subsidiaries
                  SCI Continental Europe SA (French Corp.) Italy subsidiaries
                           RLC (French Corp.) Italy subsidiaries
                                    OGF SA (French Corp.) Italy subsidiaries
                                         F.I.S. (Netherlands Corp.) Italy subsidiaries
                                             OFISA.........................................100%
                                                  Franceschini.............................100%
                                                  OFT.......................................98%

MALAYSIA
         SCI International Limited (Delaware Corp.) Malaysia subsidiaries
                  SCI Continental Europe SA (French Corp.) Malaysia subsidiaries
                           RLC (French Corp.) Malaysia subsidiaries
                                    OGF SA (French Corp.) Malaysia subsidiaries
                                         F.I.S. (Netherlands Corp.) Malaysia subsidiaries
                                             Bahau Funeral Services SDN BHD..............33.33%
                                             Bahau Memorial Park SDN BHD.................16.67%
                                         Singapore Casket Company PLC(Singapore)
                                         Malaysia subsidiaries
                                             Bahau Funeral Services SDN BHD..............33.33%
                                             Bahau Memorial Park SDN BHD.................16.67%
                                                  Bahau Funeral Services SDN BHD.........33.33%
                  Enlightened Transition Sdn Bhd...........................................100%

NETHERLANDS
         SCI International Limited (Delaware Corp.) Netherlands subsidiaries
                  SCI Continental Europe SA (French Corp.) Netherlands subsidiaries
                           RLC (French Corp.) Netherlands subsidiaries
                                    OGF SA (French Corp.) Netherlands subsidiaries
                                         F.I.S..............................................95%
                                         Libitina Groep B.V................................100%
                                         SCI Nederland B.V.................................100%
                                             Ad Sanctos B.V................................100%
                                             Eenvoud B.V...................................100%
                                             Exploitatiemaatschappij Nijenheim B.V.........100%
                                                  Centrale Uitvaartmij Nederland...........100%
                                                       BV Heerlen..........................100%
                                                       Goes BV.............................100%
                                                       Van Kerkvoorde BV...................100%
                                                           Crematorium Temeuzen BV.........100%
                                                           Uitvaartcentrum Heemskerk
                                                           Konig BV........................100%
                                                       Vink B.V............................100%
                                                  Noordveld BV.............................100%
                                                  Van Gestek B.V...........................100%
                                                  Via Nova BV..............................100%
                                                  Voomeveld BV.............................100%
                                             H. Ogler B.V..................................100%
                                             Oud Eik en Duinen B.V.........................100%
                                             Rouw-en Condoleancecentrum B.V................100%
                                             Soek & Zn B.V.................................100%
                                             Tebbenhoff B.V................................100%
                                             T. Statenhuys B.V.............................100%
                                             Uitvaartverzorging W.P. VanDer Togt B.V.......100%

                                             SCI Finance C.V...............................100%
                                             Soek Uitvaartverzorging B.V...................100%

NORWAY
         SCI International Limited (Delaware Corp.) Norway subsidiaries
                  SCI Norway...............................................................100%
                           Sorensen & Kristiansand Begravelsesbyra.........................100%
PANAMA
         SCI International Limited (Delaware Corp.) Panama subsidiaries
                  SCI Latin America Ltd.  (Cayman Island Corp.) Panama subsidiaries
                           Service Corporation International Chile Limitada (Chile Corp.)
                           Panama subsidiaries
                                    Los Parques International SA...........................100%
PORTUGAL
         SCI International Limited (Delaware Corp.) Portugal subsidiaries
                  J Salgado Figueira (Successores), SA.....................................100%
                           Afuneportugal-Acrividades Funerarias............................100%
                           A Funeraria Da Amoreira, Lda....................................100%
                           Agencia Funeraria da Penha de Franca, Lda.......................100%
                           Agencia Funeraria De Lourel Sintra..............................100%
                           Agencia Funeraria Melo, Lda.....................................100%
                           Agencia Funeraria Migueis, Lda..................................100%
                           Agencia Louis Duarte & Assis E. Sobreirol.......................100%
                           Agencia Nobel...................................................100%
                           Alfredo Magno & Jaime Gomes, Lda................................100%
SINGAPORE
         SCI International Limited (Delaware Corp.) Singapore subsidiaries
                  SCI Continental Europe SA (French Corp.) Singapore subsidiaries
                           RLC (French Corp.) Singapore subsidiaries
                                    OGF SA (French Corp.) Singapore subsidiaries
                                            Singapore Casket Company PLC.................67.57%
                                                     Casket Palace Company PLC.............100%
SPAIN
         SCI International Limited (Delaware Corp.) Spain subsidiaries
                  CIA Gral Servicios Funerarios, S.A.(Barna)...............................100%
                           Pompas Funebres Girona, S.L.....................................100%
                                    Funeraria Poch, S.A....................................100%
                                    Servei Comarcal de Pompes Funebres, S.A................100%
                           Pompas Funebres Sevilla, S.L....................................100%
                                    Pompas Funebres La Nueva, S.L..........................100%
                           SCI Servicios Funerarios, S.A...................................100%
                                    Virgen del Rosarios, S.L...............................100%
                                            Funeraria Gaditanas Asociadas SA................49%
                           Servicios Funerarios Turia, S.A.................................100%
                                    Funlis, S.L............................................100%
                                            Servipublic, S.L................................90%
                  Funeraria La Fe Guadalajara, S.L.........................................100%
                           Ambulancias Herranz SA..........................................100%
                                    Servicios Funerarios de Guadalajara, NSA, S.A..........100%
                  Funeraria Oromana........................................................100%
                  Funeraria Ruiz SL........................................................100%
                  Fupalsa..................................................................100%
                  SCI Continental Europe SA (French Corp.) Spain subsidiaries
                           RLC (French Corp.) Spain subsidiaries
                                    OGF SA (French Corp.) Spain subsidiaries
                                            Pompas Funebres Mediterraneas, S.L.............100%
                                                     Servicios Funerarios Barcelona, S.A...100%
                  SCIV Torrente............................................................100%
                           Servicios Funerarios Boix SL....................................100%

                  Servicios Funerarios de Fucasa..........................................100%
                  Servicios Funerarios de Zaragoza S.A....................................100%
                           Pompes Funebres de Zaragoza, S.A................................90%
                                    Servicios Funerarios de Torrero SA.....................45%
                  Servicios Generales de Sevilla SL.......................................100%
SWITZERLAND
         SCI International Limited (Delaware Corp.) Switzerland subsidiaries
                  SCI Continental Europe SA (French Corp.) Switzerland subsidiaries
                           RLC (French Corp.) Switzerland subsidiaries
                                    OGF SA (French Corp.) Switzerland subsidiaries
                                            Omnium de Services et de Financement SA........99%
                                                    PFG Lausanne SA........................95%
                                                        Alea Prevoyance Funeraire SA......100%
                                                        Allegemeine Bestattungs AG........100%
                                                        Bestattungsdienst Hedy
                                                        Linder-Walther AG.................100%
                                                        Bestattungsdienst Josef Mulhauser
                                                        AG................................100%
                                                        Bestattungsinstitut Willy Gerber
                                                        AG-Olten..........................100%
                                                        Cerba SA..........................100%
                                                        Pompes Funebres Amoos SA..........100%
                                                        Pompes Funebres de St. Laurent
                                                        SA................................100%
                                                        Pompes Funebres Gaillard
                                                        Et Pittet SA......................100%
                                                        Pompes Funebres Gavillet SA.......100%
                                                        Pompes Funebres Lemania SA........100%
                                                        Pompes Funebres Monney SA.........100%
                                                        Pompes Funebres Perusset SA.......100%
                                                        Pompes Funebres Voeffray SA.......100%
                                                        Pompes Funebres Wasserfallen SA...100%
                                                        Utiger & Ryf Bestattungs AG.......100%
UNITED KINGDOM
         SCI International Limited (Delaware Corp.) United Kingdom subsidiaries
                  Service Corporation International PLC...................................100%
                           Birkbeck Securities Limited....................................100%
                                    Management Europe Gen Limited.........................100%
                                    SCI Funerals Limited..................................100%
                                    SCI Pre-arrangements Limited..........................100%
                                            Advanced Planning Limited......................75%
                           Dignity Limited.................................................95%
                           Lanecliff Limited..............................................100%
                           Pitcher and LeQuesne Limited...................................100%
                           Swift & Mildred Limited.........................................95%
URUGUAY
         SCI International Limited (Delaware Corp.) Uruguay subsidiaries
                  SCI Latin America Ltd.  (Cayman Island Corp.) Uruguay subsidiaries
                           Service Corporation International Chile Limitada (Chile Corp.)
                           Uruguay subsidiaries
                                    Los Parques International SA (Panama Corp.)
                                    Uruguay subsidiaries
                                            Berkley SA..................................88.89%
                                            Coral TreBol................................88.70%
                                            Pidanol SA..................................91.17%
                                            Rensolar SA.................................91.17%
                                            Vigar SA....................................88.89%

16